EATON VANCE INCOME FUND OF BOSTON

EATON VANCE SHORT DURATION HIGH INCOME FUND

(the “Funds”)

Supplement to Summary Prospectuses dated March 1, 2025 as revised March 31, 2025 and

Statutory Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2025 as may be supplemented and/or revised from time to time

Effective September 30, 2025 (the “Effective Date”), Kelley Gerrity will no longer serve as a portfolio manager of the Funds. Accordingly, on the Effective Date, all references to Ms. Gerrity will be removed from the Funds’ Summary Prospectuses, Statutory Prospectus and SAI.

Justin H. Bourgette, Stephen C. Concannon, Bo Hunt and Jeffrey D. Mueller will continue to serve as portfolio managers of Eaton Vance Income Fund of Boston.

Justin H. Bourgette, Stephen C. Concannon and Bo Hunt will continue to serve as portfolio managers of Eaton Vance Short Duration High Income Fund.

May 30, 2025	48611-00 5.30.25